Panorama Plus

Supplement dated August 26, 2005

to the Prospectus dated May 1, 2005

Notice of Intent to Substitute Funds

On June 24, 2005, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company on their own behalf and on behalf of certain registered separate accounts* filed an application with the Securities and Exchange Commission (SEC) seeking an SEC order approving our request to replace certain funds (“replaced funds”) we offer through your variable annuity contract with substitute funds (“replacement funds”).

Why We Are Proposing The Substitutions. As a result of the substitutions, MassMutual will become investment adviser to many of the funds we offer. This will allow us to act more quickly and efficiently to protect the interests of those invested in these funds if the investment strategy changes or the management team or performance of one or more of the sub-advisers does not meet expectations. Additionally, the substitution will simplify compliance, accounting and auditing and, generally, allow us to administer your contract more efficiently. There is no assurance that the SEC will issue the order we requested or that, if issued, it will be issued in the form we requested.

Next Steps. If the SEC issues an order to permit the substitutions, to the extent required by law, we will obtain approval of the proposed changes from the state insurance departments in certain jurisdictions.

If the necessary regulatory authorities approve our proposed changes, the following will occur:

•	We will notify you of the effective date for the substitutions.

•	We will provide detail regarding the replaced funds and the replacement funds (names, objectives, etc.).

•	Prior to the substitution date, we will notify you of a window period during which we will allow you to transfer out of a replaced fund without incurring any applicable transfer fee and without being subject to certain transfer restrictions.

•	Prior to the substitution date, you may revise any instructions you have on file with us so that those instructions no longer reference a replaced fund (instructions may include those for systematic transfer programs, withdrawal programs, purchase payment allocations, etc.).

•	On the substitution date, any contract value you have in a replaced fund will be moved to the applicable replacement fund.

•	On the substitution date, any reference to a replaced fund that appears in instructions you have on file with us will be replaced with reference to the applicable replacement fund.

If we cannot obtain all of the necessary regulatory approvals, we will notify you that the proposed substitutions will not be implemented.

Description Of Proposed Changes. We are seeking to replace some of the funds available as investment choices through your variable annuity. The investment objective and policies of each replacement fund will be the same as or substantially similar to the investment objective and policies of the corresponding replaced fund.

In our application to the SEC, we proposed replacing the following funds:

•	American Century VP Income & Growth Fund, and

•	T. Rowe Price Mid-Cap Growth Portfolio.

Investment Objectives Of The Funds We Propose To Replace. For investment objectives of the funds we propose to replace, see the current fund prospectuses and applicable fund supplements that we have previously provided to you. Additionally, you can request the fund prospectuses and supplements by calling the Annuity Service Center (see number below).

If you have questions about this supplement please contact your registered representative or call the Annuity Service Center at (800) 272-2216 (press 2), Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

*	The registered separate accounts are: C.M. Multi-Account A; Massachusetts Mutual Variable Annuity Separate Account 4; Panorama Separate Account; and Panorama Plus Separate Account.